SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 17, 2000
                                                           ------------

                         THE BEAR STEARNS COMPANIES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                      File No. 1-8989                13-3286161
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(State or other               (Commission File               (IRS Employer
jurisdiction of               Number)                        Identification
incorporation)                                               Number)


             245 Park Avenue, New York, New York             10167
           ----------------------------------------------------------
          (Address of principal executive offices)        (zip code)


     Registrant's telephone number, including area code:   (212) 272-2000
                                                           --------------


                                 Not Applicable
           -------------------------------------------------------------
           (former name or former address, if changed since last report)

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Item 5.  Other Events
         ------------

         Bear, Stearns & Co. Inc. ("Bear Stearns"), Bear, Stearns Securities Corp. ("BSSC") and Bear Stearns Forex, Inc. ("Forex"), affiliates of The Bear Stearns Companies Inc. (the "Company"), and a registered representative, are defendants in the litigation captioned Henryk de Kwiatkowski v. Bear, Stearns & Co. Inc., et al., filed on June 25, 1996 in the United States District Court for the Southern District of New York by a former customer. On May 17, 2000, a jury returned a verdict finding that Bear Stearns, BSSC and Forex had committed negligence and awarded damages in the amount of $111,500,000. No liability was found with respect to the registered representative. The jury also found that defendants had not breached any fiduciary duties.

         The Company plans to file appropriate motions to overturn the verdict in the district court and if such motions are unsuccessful, to appeal the verdict. The Company believes that the verdict, if it stands, will not have a material adverse effect on the financial condition of the Company, taken as a whole.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)   Financial Statements of Businesses Acquired:

               Not applicable.

         (b)   Pro Forma Financial Information:

               Not applicable.

         (c)   Exhibits:

               Not applicable.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.


                                       By:    /s/ Marshall J Levinson
                                           ------------------------------------
                                           Marshall J Levinson
                                           Controller and Assistant Secretary
                                           (Principal Accounting Officer)

Dated:  May 19, 2000


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